INCOME TAXES	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
NOTE 7 - INCOME TAXES

The has cumulative net operating tax loss carryover (the “NOL”) of $119,421 on December 31, 2015, which are not likely to be fully realized and consequently a full valuation allowance has been established relating to this deferred tax assets. The final portion of the NOL will expires in 20 years.

The provision for Federal income tax consists of the following:

	For the Years Ended December 31,
	2016	2015
Federal income tax benefit attributable to:
Current operations	$20,860	$24,918
Less: valuation Allowance	(20,860)	(24,918)
Net provision for Federal income taxes	$-	$-

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows:

	December 31	December 31
	2016	2015
Deferred tax assets attributable to:
Net operating loss carryover	$61,463	$40,603
Less: valuation Allowance	(61,463)	(40,603)
Net deferred tax assets	$-	$-